M Fund, Inc. (the “Corporation”)

Supplement dated May 9, 2025, to the

Prospectus of the Corporation, dated May 1, 2025

This supplement updates information in the Prospectus of the Corporation dated May 1, 2025. You may obtain a copy of the Prospectus free of charge, upon request, by calling toll-free (888) 736-2878, or on the Internet at http://www.mfin.com/m-funds.

The following replaces the fifth paragraph in the section entitled “Investment Adviser” beginning on page 45 of the Prospectus:

The advisory fee of the M International Equity Fund is 0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser), 0.25% on the first $100 million, and 0.20% on the amounts thereafter. Effective May 1, 2025, the advisory fee of the M Large Cap Growth Fund is 0.45% on the first $100 million and 0.40% on the amounts thereafter. Prior to May 1, 2025, the advisory fee of the M Large Cap Growth Fund was 0.65% on the first $50 million, 0.60% on the next $50 million, and 0.55% on the amounts thereafter. The advisory fee of the M Capital Appreciation Fund is 0.85% on the first $125 million and 0.75% on the amounts thereafter. The advisory fee of the M Large Cap Value Fund is 0.43%.

Please retain this Supplement for future reference.